EXHIBIT A

Effective June 20, 2014 the
Companys name changed to
Enhanced Systems Technologies
Limited

AMERICAN DEPOSITARY
SHARES
Each American Depositary
Share represents
Onehundred 100 deposited
Shares


THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
OF
WASABI ENERGY LIMITED
ABN 24 000 090 997
 INCORPORATED UNDER
THE LAWS OF THE
COMMONWEALTH OF
AUSTRALIA

            The Bank of
New York Mellon, as
depositary hereinafter called
the Depositary, hereby certifies
that, or registered assigns IS
THE OWNER OF

AMERICAN DEPOSITARY
SHARES

representing deposited ordinary
shares herein called Shares of
Wasabi Energy Limited,
incorporated under the laws of
the Commonwealth of
Australia herein called the
Company.  At the date hereof,
each American Depositary
Share represents onehundred
100 Shares deposited or subject
to deposit under the Deposit
Agreement as such term is
hereinafter defined at the
principal Melbourne, Australia
office of National Australia
Bank Ltd herein called the
Custodian.  The Depositarys
Corporate Trust Office is
located at a different address
than its principal executive
office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286,
and its principal executive
office is located at One Wall
Street, New York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286



1.  THE
DEPOSIT AGREEMENT.
            This American
Depositary Receipt is one of an
issue herein called Receipts, all
issued and to be issued upon
the terms and conditions set
forth in the deposit agreement,
dated as of November 21, 2011
herein called the Deposit
Agreement, by and among the
Company, the Depositary, and
all Owners and Holders from
time to time of American
Depositary Shares issued
thereunder, each of whom by
accepting American Depositary
Shares agrees to become a
party thereto and become
bound by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Holders and the rights and
duties of the Depositary in
respect of the Shares deposited
thereunder and any and all
other securities, property and
cash from time to time received
in respect of such Shares and
held thereunder such Shares,
securities, property, and cash
are herein called Deposited
Securities.  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

            The statements
made on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to the
detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined
herein and the terms deliver
and surrender shall have the
meanings set forth in the
Deposit Agreement.

            2.
SURRENDER OF RECEIPTS
AND WITHDRAWAL OF
SHARES.
            Upon surrender
at the Corporate Trust Office of
the Depositary of this Receipt,
and upon payment of the fee of
the Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the Owner
of those American Depositary
Shares is entitled to delivery, to
him, her or it or as instructed,
of the amount of Deposited
Securities at the time
represented by those American
Depositary Shares for which
this Receipt is issued.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary
or at such other place as may
be designated by such Owner,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall
be at the risk and expense of
the Owner hereof.

            3.
TRANSFERS, SPLITUPS,
AND COMBINATIONS OF
RECEIPTS.
            Transfers of
American Depositary Shares
shall, subject to the terms and
conditions of the Deposit
Agreement be registered on the
books of the Depositary upon i
in the case of certificated
American Depositary Shares,
surrender of the Receipt
evidencing those American
Depositary Shares, by the
Owner in person or by a duly
authorized attorney, properly
endorsed or accompanied by
proper instruments of transfer
or ii in the case of
uncertificated American
Depositary Shares, receipt from
the Owner of a proper
instruction including, for the
avoidance of doubt,
instructions through DRS and
Profile as provided in Section
2.11 of the Deposit Agreement,
and, in either case, duly
stamped as may be required by
the laws of the State of New
York and of the United States
of America and upon payment
of funds for any applicable
transfer taxes and the expenses
of the Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  The Depositary,
upon surrender of a Receipt for
the purpose of exchanging for
uncertificated American
Depositary Shares, shall cancel
that Receipt and send the
Owner a statement confirming
that the Owner is the Owner of
the same number of
uncertificated American
Depositary Shares that the
surrendered Receipt evidenced.
 The Depositary, upon receipt
of a proper instruction
including, for the avoidance of
doubt, instructions through
DRS and Profile as provided in
Section 2.11 of the Deposit
Agreement from the Owner of
uncertificated American
Depositary Shares for the
purpose of exchanging for
certificated American
Depositary Shares, shall
execute and deliver to the
Owner a Receipt evidencing
the same number of certificated
American Depositary Shares.
As a condition precedent to the
delivery, registration of
transfer, or surrender of any
American Depositary Shares or
splitup or combination of any
Receipt or withdrawal of any
Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares or the presenter of the
Receipt or instruction for
registration of transfer or
surrender of American
Depositary Shares not
evidenced by a Receipt of a
sum sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or registration
fee with respect thereto
including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn and payment of any
applicable fees as provided in
the Deposit Agreement, may
require a the production of
proof satisfactory to it as to the
identity and genuineness of any
signature, b compliance with
any laws or regulations,
relating to depositary receipts
in general or to the withdrawal
or sale of Deposited Securities,
c delivery of such certificates
as the Company may from time
to time specify in writing to the
Depositary to assure
compliance with the Securities
Act of 1933 and the rules and
regulations thereunder and d
compliance with such
reasonable procedures, if any,
as the Depositary may establish
consistent with the provisions
of the Deposit Agreement or
this Receipt, including, without
limitation, this Article 3.

            The delivery of
American Depositary Shares
against deposit of Shares
generally or against deposit of
particular Shares may be
suspended, or the transfer of
American Depositary Shares in
particular instances may be
refused, or the registration of
transfer of outstanding
American Depositary Shares
generally may be suspended,
during any period when the
transfer books of the
Depositary are closed, or if any
such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject to
the provisions of the following
sentence. Notwithstanding
anything to the contrary in the
Deposit Agreement or this
Receipt, the surrender of
outstanding American
Depositary Shares and
withdrawal of Deposited
Securities may not be
suspended subject only to i
temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the Foreign Registrar, if
applicable, or the deposit of
Shares in connection with
voting at a shareholders
meeting, or the payment of
dividends, ii the payment of
fees, taxes and similar charges,
and iii compliance with any
U.S. or foreign laws or
governmental regulations
relating to the American
Depositary Shares or to the
withdrawal of the Deposited
Securities.  Without limitation
of the foregoing, the
Depositary shall not knowingly
accept for deposit under the
Deposit Agreement any Shares
which would be required to be
registered under the provisions
of the Securities Act of 1933
for public offer and sale in the
United States, unless a
registration statement is in
effect as to such Shares for
such offer and sale.

            4.  LIABILITY
OF OWNER FOR TAXES.
            If any tax or
other governmental charge
shall become payable with
respect to any American
Depositary Shares or any
Deposited Securities
represented by any American
Depositary Shares, such tax or
other governmental charge
shall be payable by the Owner
to the Depositary.  The
Depositary may, and upon
receipt of instructions from the
Company shall, refuse to
register any transfer of those
American Depositary Shares or
any withdrawal of Deposited
Securities represented by those
American Depositary Shares
until such payment is made,
and may withhold any
dividends or other
distributions, or may sell for
the account of the Owner any
part or all of the Deposited
Securities represented by those
American Depositary Shares,
and may apply such dividends
or other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner shall remain liable for
any deficiency.

            5.
WARRANTIES ON DEPOSIT
OF SHARES.
            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant, that such Shares
and proper evidence of title
therefor, if applicable, are
validly issued, fully paid,
nonassessable and free of any
preemptive rights of the
holders of outstanding Shares
and that the person making
such deposit is duly authorized
to do so.  Every such person
shall also be deemed to
represent that the deposit of
such Shares and the sale of
American Depositary Shares
representing such Shares by
that person are not restricted
under the Securities Act of
1933.  Such representations and
warranties shall survive the
deposit of Shares and delivery
of American Depositary
Shares.

            6.  FILING
PROOFS, CERTIFICATES,
AND OTHER
INFORMATION.
            Any person
presenting Shares for deposit or
any Owner or Holder may be
required from time to time to
file with the Depositary or the
Custodian such proof of
citizenship or residence,
exchange control approval,
evidence of the number of
Shares beneficially owned or
any other matters necessary or
appropriate to evidence
compliance with the laws of the
Commonwealth of Australia,
the constitution or similar
document of the Company and
exchange control regulations,
as indicated to the Depositary
by the Company, or such
information relating to the
registration on the books of the
Company or the Foreign
Registrar, if applicable, to
execute such certificates and to
make such representations and
warranties, as the Depositary
may deem necessary or proper
or as the Company may
reasonably instruct the
Depositary in writing to
require.  The Depositary may,
and at the reasonable written
request of the Company shall,
withhold the delivery or
registration of transfer of any
American Depositary Shares or
the distribution of any dividend
or sale or distribution of rights
or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made. The
Depositary shall in a timely
manner provide the Company,
upon the Companys reasonable
written request and at its
expense, with copies of any
information or other material
which it receives pursuant to
Section 3.01 of the Deposit
Agreement, to the extent that
disclosure is permitted under
applicable law.  Each Owner
and Holder agrees to provide
any information requested by
the Company or the Depositary
pursuant to this Article 6.  No
Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by
any governmental body in the
Commonwealth of Australia, if
any, which is then performing
the function of the regulation of
currency exchange.

            7.  CHARGES
OF DEPOSITARY.
            The following
charges shall be incurred by
any party depositing or
withdrawing Shares or by any
party surrendering American
Depositary Shares or to whom
American Depositary Shares
are issued including, without
limitation, issuance pursuant to
a stock dividend or stock split
declared by the Company or an
exchange of stock regarding
the American Depositary
Shares or Deposited Securities
or a delivery of American
Depositary Shares pursuant to
Section 4.03 of the Deposit
Agreement, or by Owners, as
applicable  1 taxes and other
governmental charges, 2 such
registration fees as may from
time to time be in effect for the
registration of transfers of
Shares generally on the Share
register of the Company or
Foreign Registrar and
applicable to transfers of
Shares to or from the name of
the Depositary or its nominee
or the Custodian or its nominee
on the making of deposits or
withdrawals under the terms of
the Deposit Agreement, 3 such
cable, telex and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement, 4 such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement, 5 a fee of 5.00 or
less per 100 American
Depositary Shares or portion
thereof for the delivery of
American Depositary Shares
pursuant to Section 2.03, 4.03
or 4.04 of the Deposit
Agreement and the surrender of
American Depositary Shares
pursuant to Section 2.05 or
6.02 of the Deposit Agreement,
6 a fee of .05 or less per
American Depositary Share or
portion thereof for any cash
distribution made pursuant to
the Deposit Agreement,
including, but not limited to
Sections 4.01 through 4.04 of
the Deposit Agreement, 7 a fee
for the distribution of securities
pursuant to Section 4.02 of the
Deposit Agreement, such fee
being in an amount equal to the
fee for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities for
purposes of this clause 7
treating all such securities as if
they were Shares but which
securities are instead
distributed by the Depositary to
Owners, 8 in addition to any
fee charged under clause 6, a
fee of .05 or less per American
Depositary Share or portion
thereof for depositary services,
which will accrue on the last
day of each calendar year and
which will be payable as
provided in clause 9 below and
9 any other charges payable by
the Depositary, any of the
Depositarys agents, including
the Custodian, or the agents of
the Depositarys agents in
connection with the servicing
of Shares or other Deposited
Securities which charge shall
be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be
payable at the sole discretion of
the Depositary by billing such
Owners for such charge or by
deducting such charge from
one or more cash dividends or
other cash distributions.

            The Depositary,
subject to Article 8 hereof, may
own and deal in any class of
securities of the Company and
its affiliates and in American
Depositary Shares.
            From time to
time, the Depositary may make
reimbursement payments to the
Company for expenses relating
to this American Depositary
Shares program.
            8.
PRERELEASE OF
RECEIPTS.
            Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary
may deliver American
Depositary Shares prior to the
receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement a PreRelease.  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares
upon the surrender of
American Depositary Shares
that have been PreReleased,
whether or not such
cancellation is prior to the
termination of such PreRelease
or the Depositary knows that
such American Depositary
Shares have been PreReleased.
 The Depositary may receive
American Depositary Shares in
lieu of Shares in satisfaction of
a PreRelease.  Each PreRelease
will be a preceded or
accompanied by a written
representation from the person
to whom American Depositary
Shares or Shares are to be
delivered, that such person, or
its customer, owns the Shares
or American Depositary Shares
to be remitted, as the case may
be, b at all times fully
collateralized with cash or such
other collateral as the
Depositary deems appropriate,
c terminable by the Depositary
on not more than five 5
business days notice, and d
subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The
number of Shares represented
by American Depositary Shares
which are outstanding at any
time as a result of PreRelease
will not normally exceed thirty
percent 30% of the Shares
deposited under the Deposit
Agreement provided, however,
that the Depositary reserves the
right to change or disregard
such limit from time to time as
it deems appropriate.

            The Depositary
may retain for its own account
any compensation received by
it in connection with the
foregoing.

            9.  TITLE TO
RECEIPTS.
            It is a condition
of this Receipt and every
successive Owner and Holder
of this Receipt by accepting or
holding the same consents and
agrees that when properly
endorsed or accompanied by
proper instruments of transfer,
shall be transferable as
certificated registered securities
under the laws of New York.
American Depositary Shares
not evidenced by Receipts shall
be transferable as uncertificated
registered securities under the
laws of New York.  The
Company and the Depositary,
notwithstanding any notice to
the contrary, may treat the
Owner of American Depositary
Shares as the absolute owner
thereof for the purpose of
determining the person entitled
to distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement and for all
other purposes, and neither the
Depositary nor the Company
shall have any obligation or be
subject to any liability under
the Deposit Agreement to any
Holder of American Depositary
Shares unless such Holder is
the Owner thereof.

            10.  VALIDITY
OF RECEIPT.
            This Receipt
shall not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall have
been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary
provided, however, that such
signature may be a facsimile if
a Registrar for the Receipts
shall have been appointed and
such Receipts are
countersigned by the manual
signature of a duly authorized
officer of the Registrar.

            11.  REPORTS
INSPECTION OF TRANSFER
BOOKS.
            The Company
publishes information in
English required to maintain
the exemption from registration
under Rule 12g32b under the
Securities Exchange Act of
1934 on its Internet web site at
www.wasabienergy.com or
through the electronic
information delivery system of
the Australian Securities
Exchange maintained on its
internet website at
www.asx.com.au.

            The Depositary
will make available for
inspection by Owners at its
Corporate Trust Office any
reports, notices and other
communications, including any
proxy soliciting material,
received from the Company
which are both a received by
the Depositary as the holder of
the Deposited Securities and
b made generally available to
the holders of such Deposited
Securities by the Company.
The Depositary will also, upon
written request by the
Company, send to Owners
copies of such reports when
furnished by the Company
pursuant to the Deposit
Agreement.

            The Depositary
will keep books, at its
Corporate Trust Office, for the
registration of American
Depositary Shares and transfers
of American Depositary Shares
which at all reasonable times
shall be open for inspection by
the Owners, provided that such
inspection shall not be for the
purpose of communicating with
Owners in the interest of a
business or object other than
the business of the Company or
a matter related to the Deposit
Agreement or the American
Depositary Shares.

            12.
DIVIDENDS AND
DISTRIBUTIONS.
            Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary will,
if at the time of receipt thereof
any amounts received in a
foreign currency can in the
judgment of the Depositary be
converted on a reasonable basis
into United States Dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert
such dividend or distribution
into dollars and will distribute
the amount thus received net of
the fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement, if applicable to the
Owners entitled thereto
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes or other
governmental charges, the
amount distributed to the
Owners of the American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly.

            Subject to the
provisions of Section 4.11 and
5.09 of the Deposit Agreement,
whenever the Depositary
receives any distribution other
than a distribution described in
Section 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will cause the
securities or property received
by it to be distributed to the
Owners entitled thereto, after
deduction or upon payment of
any fees and expenses of the
Depositary or any taxes or
other governmental charges, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them
respectively, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such distri-
bution provided, however, that
if in the opinion of the
Depositary such distribution
cannot be made proportionately
among the Owners of Receipts
entitled thereto, or if for any
other reason the Depositary
deems such distribution not to
be feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including, but
not limited to, the public or
private sale of the securities or
property thus received, or any
part thereof, and the net
proceeds of any such sale net
of the fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement will be distributed
by the Depositary to the
Owners of Receipts entitled
thereto all in the manner and
subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  The
Depositary may sell, by public
or private sale, an amount of
securities or other property it
would otherwise distribute
under this Article that is
sufficient to pay its fees and
expenses in respect of that
distribution.

            If any
distribution consists of a
dividend in, or free distribution
of, Shares, the Depositary may,
and shall, subject to the
following sentence, if the
Company shall so request,
deliver to the Owners entitled
thereto, an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution,
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and after
deduction or upon issuance of
American Depositary Shares,
including the withholding of
any tax or other governmental
charge as provided in Section
4.11 of the Deposit Agreement
and the payment of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the Deposit
Agreement and the Depositary
may sell, by public or private
sale, an amount of Shares
received sufficient to pay its
fees and expenses in respect of
that distribution.  The
Depositary may withhold any
such distribution of Receipts if
it has not received satisfactory
assurances from the Company
that such distribution does not
require registration under the
Securities Act of 1933 or is
exempt from registration under
the provisions of such Act.  In
lieu of delivering fractional
American Depositary Shares in
any such case, the Depositary
will sell the amount of Shares
represented by the aggregate of
such fractions and distribute
the net proceeds, all in the
manner and subject to the
conditions described in Section
4.01of the Deposit Agreement.
 If additional American
Depositary Shares are not so
delivered, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

            In the event that
the Depositary determines that
any distribution in property
including Shares and rights to
subscribe therefor is subject to
any tax or other governmental
charge which the Depositary is
obligated to withhold, the
Depositary may by public or
private sale dispose of all or a
portion of such property
including Shares and rights to
subscribe therefor in such
amounts and in such manner as
the Depositary deems
necessary and practicable to
pay any such taxes or charges,
and the Depositary shall
distribute the net proceeds of
any such sale after deduction of
such taxes or charges to the
Owners of Receipts entitled
thereto.

            The Depositary
shall forward to the Company
or its agent such information
from its records as the
Company may reasonably
request to enable the Company
or its agent to file necessary
reports with governmental
agencies.

            13.  RIGHTS.
            In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional Shares
or any rights of any other
nature, the Depositary, after
consultation with the
Company, to the extent
practicable, shall have
discretion as to the procedure
to be followed in making such
rights available to any Owners
or in disposing of such rights
on behalf of any Owners and
making the net proceeds
available to such Owners or, if
by the terms of such rights
offering or for any other
reason, the Depositary may not
either make such rights
available to any Owners or
dispose of such rights and
make the net proceeds
available to such Owners, then
the Depositary shall allow the
rights to lapse.  If at the time of
the offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all or certain
Owners but not to other
Owners, the Depositary may
distribute to any Owner to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American
Depositary Shares held by such
Owner, warrants or other
instruments therefor in such
form as it deems appropriate.

            In circumstances
in which rights would
otherwise not be distributed, if
an Owner requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable to
the American Depositary
Shares of such Owner under
the Deposit Agreement, the
Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary
that a the Company has elected
in its sole discretion to permit
such rights to be exercised and
b such Owner has executed
such documents as the
Company has determined in its
sole discretion are reasonably
required under applicable law.

            If the
Depositary has distributed
warrants or other instruments
for rights to all or certain
Owners, then upon instruction
from such an Owner pursuant
to such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares to
be received upon the exercise
of the rights, and upon payment
of the fees and expenses of the
Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on behalf
of such Owner, exercise the
rights and purchase the Shares,
and the Company shall cause
the Shares so purchased to be
delivered to the Depositary on
behalf of such Owner.  As
agent for such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to Section
2.02 of the Deposit Agreement,
and shall, pursuant to Section
2.03 of the Deposit Agreement,
deliver American Depositary
Shares to such Owner.  In the
case of a distribution pursuant
to the second paragraph of this
Article 13, such deposit shall
be made, and Deposited
Securities shall be delivered,
under depositary arrangements
which provide for issuance of
Deposited Securities subject to
the appropriate restrictions on
sale, deposit, cancellation, and
transfer under such laws.

            If the
Depositary determines in its
discretion that it is not lawful
and feasible to make such
rights available to all or certain
Owners, it may sell the rights,
warrants or other instruments
in proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
net of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise entitled
to such rights, warrants or other
instruments, upon an averaged
or other practical basis without
regard to any distinctions
among such Owners because of
exchange restrictions or the
date of delivery of any
American Depositary Shares or
otherwise.

            The Depositary
will not offer rights to Owners
unless both the rights and the
securities to which such rights
relate are either exempt from
registration under the Securities
Act of 1933 with respect to a
distribution to all Owners or
are registered under the
provisions of such Act
provided, that nothing in the
Deposit Agreement shall create
any obligation on the part of
the Company to file a
registration statement under the
Securities Act of 1933 with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement declared
effective or otherwise to
register such rights or securities
under any other applicable laws
for any purpose.  If an Owner
requests the distribution of
warrants or other instruments,
notwithstanding that there has
been no such registration under
the Securities Act of 1933, the
Depositary shall not effect such
distribution unless it has
received an opinion from
recognized United States
counsel for the Company upon
which the Depositary may rely
that such distribution to such
Owner is exempt from such
registration.

            The Depositary
shall not be responsible for any
failure to determine that it may
be lawful or feasible to make
such rights available to Owners
in general or any Owner in
particular.

            14.
CONVERSION OF FOREIGN
CURRENCY.
            Whenever the
Depositary or the Custodian
shall receive foreign currency,
by way of dividends or other
distributions or the net
proceeds from the sale of
securities, property or rights,
and if at the time of the receipt
thereof the foreign currency so
received can in the judgment of
the Depositary be converted on
a reasonable basis into Dollars
and the resulting Dollars
transferred to the United States,
the Depositary shall convert or
cause to be converted, by sale
or in any other manner that it
may determine, such foreign
currency into Dollars, and such
Dollars shall be distributed to
the Owners entitled thereto or,
if the Depositary shall have
distributed any warrants or
other instruments which entitle
the holders thereof to such
Dollars, then to the holders of
such warrants andor
instruments upon surrender
thereof for cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without regard
to any distinctions among
Owners on account of
exchange restrictions, the date
of delivery of any American
Depositary Shares or otherwise
and shall be net of any
expenses of conversion into
Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.

            If such
conversion or distribution can
be effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file such
application for approval or
license, if any, as it may deem
desirable provided, however,
that in no event shall the
Company be required to make
any such filing.

            If at any time
the Depositary shall determine
that in its judgment any foreign
currency received by the
Depositary or the Custodian is
not convertible on a reasonable
basis into Dollars transferable
to the United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign currency
or an appropriate document
evidencing the right to receive
such foreign currency received
by the Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for interest
thereon for the respective
accounts of, the Owners
entitled to receive the same.

            If any such
conversion of foreign currency,
in whole or in part, cannot be
effected for distribution to
some of the Owners entitled
thereto, the Depositary may in
its discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold such
balance uninvested and without
liability for interest thereon for
the respective accounts of, the
Owners entitled thereto.

            15.  RECORD
DATES.
            Whenever any
cash dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
reasonably necessary, the
Depositary shall fix a record
date which shall insofar as is
reasonably practicable, be as
close as possible to the record
date established by the
Company in respect of the
Shares or other Deposited
Securities if applicable a for the
determination of the Owners
who shall be i entitled to
receive such dividend,
distribution or rights or the net
proceeds of the sale thereof, ii
entitled to give instructions for
the exercise of voting rights at
any such meeting or iii
responsible for any fee or
charge assessed by the
Depositary pursuant to the
Deposit Agreement, or b on or
after which each American
Depositary Share will represent
the changed number of Shares,
subject to the provisions of the
Deposit Agreement.

            16.  VOTING
OF DEPOSITED
SECURITIES.
            Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable
thereafter, mail to the Owners a
notice, the form of which
notice shall be at the discretion
of the Depositary unless
otherwise advised to the
Depositary by the Company in
writing, which shall contain
a such information as is
contained in such notice of
meeting received by the
Depositary from the Company,
b a statement that the Owners
as of the close of business on a
specified record date will be
entitled, subject to any
applicable provision of
Australian law and of the
constitution or similar
document of the Company and
any other provisions governing
Deposited Securities, to
instruct the Depositary as to the
exercise of the voting rights, if
any, pertaining to the amount
of Shares or other Deposited
Securities represented by their
respective American
Depositary Shares and c a
statement as to the manner in
which such instructions may be
given including an express
indication that instructions may
be given or be deemed given in
accordance with the last
sentence of this paragraph if no
instruction is received to the
Depositary to give a
discretionary proxy to a person
designated by the Company.
Upon the written request of an
Owner on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor,
insofar as practicable, to vote
or cause to be voted the amount
of Shares or other Deposited
Securities represented by the
American Depositary Shares in
accordance with the
instructions set forth in such
request.  The Depositary shall
not vote or attempt to exercise
the right to vote that attaches to
the Shares or other Deposited
Securities, other than in
accordance with such
instructions or deemed
instructions.  If i the Company
has requested the Depositary to
send a notice under this
paragraph and has complied
with the final paragraph of this
Article 16 and ii no instructions
are received by the Depositary
from an Owner with respect to
that Owners Deposited
Securities represented by
American Depositary Shares on
or before the date established
by the Depositary for such
purpose, the Depositary shall
deem such Owner to have
instructed the Depositary to
give a discretionary proxy to a
person designated by the
Company with respect to such
Deposited Securities and the
Depositary shall, only if
instructed by the Company in
writing to do so, give a
discretionary proxy to a person
designated by the Company to
vote such Deposited Securities,
provided, that no such
instruction shall be deemed
given and no such discretionary
proxy shall be given with
respect to any matter as to
which the Company informs
the Depositary and the
Company agrees to provide
such information as promptly
as practicable in writing, if
applicable that x substantial
opposition exists or y such
matter materially and adversely
affects the rights of holders of
Shares.

            There can be no
assurance that Owners
generally or any Owner in
particular will receive the
notice described in the
preceding paragraph
sufficiently prior to the
instruction cutoff date to ensure
that the Depositary will vote
the Shares or Deposited
Securities in accordance with
the provisions set forth in the
preceding paragraph.

            In order to give
Owners a reasonable
opportunity to instruct the
Depositary as to the exercise of
voting rights relating to
Deposited Securities, if the
Company will request the
Depositary to act under this
Article, the Company shall give
the Depositary notice of any
such meeting and details
concerning the matters to be
voted upon not less than 28
days prior to the meeting date.

            17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.
            Upon any
splitup, consolidation, or any
other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of assets
affecting the Company or to
which it is a party, or upon the
redemption or cancellation by
the Company of the Deposited
Securities, any securities, cash
or property which shall be
received by the Depositary or a
Custodian in exchange for, in
conversion of, in lieu of or in
respect of Deposited Securities
shall, if permitted by applicable
law, be treated as new
Deposited Securities under the
Deposit Agreement, and
American Depositary Shares
shall thenceforth represent, in
addition to the existing
Deposited Securities, the right
to receive the new Deposited
Securities so received, unless
additional Receipts are
delivered pursuant to the
following sentence.  In any
such case the Depositary may,
and shall if the Company shall
so reasonably request, execute
and deliver additional Receipts
as in the case of a dividend in
Shares, or call for the surrender
of outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

            Immediately
upon the occurrence of any
such splitup, consolidation or
any other reclassification
covered by this Article 17 and
Section 4.08 of the Deposit
Agreement in respect of
Deposited Securities, the
Company shall notify the
Depositary in writing of such
occurrence and as soon as
practicable after receipt of such
notice from the Company, may
instruct the Depositary to give
notice thereof, at the Companys
expense, to Owners in
accordance with Section 5.06
of the Deposit Agreement.

            18.
	LIABILITY OF THE
COMPANY AND
DEPOSITARY.
            Neither the
Depositary nor the Company
nor any of their respective
directors, officers, employees,
agents or affiliates shall incur
any liability to any Owner or
Holder, i if by reason of any
provision of any present or
future law or regulation of the
United States, the
Commonwealth of Australia or
any other country, or of any
governmental or regulatory
authority or stock exchange or
automated quotation system, or
by reason of any provision,
present or future, of the
constitution or similar
document of the Company, or
by reason of any provision of
any securities issued or
distributed by the Company, or
any offering or distribution
thereof, or by reason of any act
of God or war or terrorism or
other circumstances beyond its
control, the Depositary or the
Company or any of their
respective directors, officers,
employees, agents or affiliates
shall be prevented, delayed or
forbidden from or be subject to
any civil or criminal penalty on
account of doing or performing
any act or thing which by the
terms of the Deposit
Agreement or the Deposited
Securities it is provided shall
be done or performed, ii by
reason of any nonperformance
or delay, caused as aforesaid, in
the performance of any act or
thing which by the terms of the
Deposit Agreement it is
provided shall or may be done
or performed, iii by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement, iv for the inability
of any Owner or Holder to
benefit from any distribution,
offering, right or other benefit
which is made available to
holders of Deposited Securities
but is not, under the terms of
the Deposit Agreement, made
available to Owners or holders,
or v for any special,
consequential or punitive
damages for any breach of the
terms of the Deposit
Agreement.  Where, by the
terms of a distribution pursuant
to Section 4.01, 4.02 or 4.03 of
the Deposit Agreement, or an
offering or distribution
pursuant to Section 4.04 of the
Deposit Agreement, such
distribution or offering may not
be made available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and
make the net proceeds
available to such Owners, then
the Depositary shall not make
such distribution or offering,
and shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the
Depositary nor any of their
respective directors, officers,
employees, agents or affiliates
assume any obligation or shall
be subject to any liability under
the Deposit Agreement to
Owners or Holders, except that
they agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad faith.
 The Depositary shall not be
subject to any liability with
respect to the validity or worth
of the Deposited Securities.
Neither the Depositary nor the
Company nor any of their
respective directors, officers,
employees, agents or affiliates
shall be under any obligation to
appear in, prosecute or defend
any action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the American
Depositary Shares, on behalf of
any Owner or Holder or any
other person.  Neither the
Depositary nor the Company
nor any of their respective
directors, officers, employees,
agents or affiliates shall be
liable for any action or
nonaction by it in reliance upon
the advice of or information
from legal counsel,
accountants, any person
presenting Shares for deposit,
any Owner or Holder, or any
other person believed by it in
good faith to be competent to
give such advice or
information.  Each of the
Depositary, the Company and
their directors, officers,
employees, agents and
controlling persons may rely
and shall be protected in acting
upon any written notice,
request, direction or other
document believed by such
person to be genuine and to
have been signed or presented
by the proper party or parties.
The Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities or for the manner in
which any such vote is cast or
the effect of any such vote,
provided that any such action
or nonaction is in good faith.
The Depositary shall not be
liable for any acts or omissions
made by a successor depositary
whether in connection with a
previous act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or resignation
of the Depositary, provided that
in connection with the issue out
of which such potential liability
arises, the Depositary
performed its obligations
without negligence or bad faith
while it acted as Depositary.
The Depositary shall not be
liable for the acts or omissions
made by any securities
depository, clearing agency or
settlement system in the
Commonwealth of Australia in
connection with or arising out
of bookentry settlement of
Deposited Securities or
otherwise.  The Company
agrees to indemnify the
Depositary, its directors,
officers, employees, agents and
affiliates and any Custodian
against, and hold each of them
harmless from, any liability or
expense including, but not
limited to any fees and
expenses incurred in seeking,
enforcing or collecting such
indemnity and the reasonable
fees and expenses of counsel
which may arise out of or in
connection with a any
registration with the
Commission of American
Depositary Shares or Deposited
Securities or the offer or sale
thereof in the United States or
b acts performed or omitted,
pursuant to the provisions of or
in connection with the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified or supplemented from
time to time, i by either the
Depositary or a Custodian or
their respective directors,
officers, employees, agents and
affiliates, except for any
liability or expense arising out
of the negligence or bad faith
of either of them, or ii by the
Company or any of its
directors, officers, employees,
agents and affiliates.  No
disclaimer of liability under the
Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

19.
	R
ESIGNA
TION
AND
REMOV
AL OF
THE
DEPOSI
TARY
APPOIN
TMENT
OF
SUCCE
SSOR
CUSTO
DIAN.
            The Depositary
may at any time resign as
Depositary under the Deposit
Agreement by written notice of
its election to do so delivered
to the Company, such
resignation to take effect upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  The Depositary
may at any time be removed by
the Company by 120 days prior
written notice of such removal,
to become effective upon the
later of i the 120th day after
delivery of the notice to the
Depositary and ii the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  The Depositary in
its discretion may appoint a
substitute or additional
custodian or custodians.

            20.
	AMENDMENT.
            The form of the
Receipts and any provisions of
the Deposit Agreement may at
any time and from time to time
be amended by agreement
between the Company and the
Depositary without the consent
of Owners or Holders in any
respect which they may deem
necessary or desirable.  Any
amendment which shall impose
or increase any fees or charges
other than taxes and other
governmental charges,
registration fees, cable, telex or
facsimile transmission costs,
delivery costs or other such
expenses, or which shall
otherwise prejudice any
substantial existing right of
Owners, shall, however, not
become effective as to
outstanding American
Depositary Shares until the
expiration of thirty 30 days
after notice of such amendment
shall have been given to the
Owners of outstanding
American Depositary Shares.
Every Owner and Holder of
American Depositary Shares, at
the time any amendment so
becomes effective, shall be
deemed, by continuing to hold
such American Depositary
Shares or any interest therein,
to consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby. In no event
shall any amendment impair
the right of the Owner to
surrender American Depositary
Shares and receive therefor the
Deposited Securities
represented thereby, except in
order to comply with
mandatory provisions of
applicable law.

            21.
	TERMINATION OF
DEPOSIT AGREEMENT.
            The Company
may terminate the Deposit
Agreement by instructing the
Depositary to mail notice of
termination to the Owners of
all American Depositary Shares
then outstanding at least 30
days prior to the termination
date included in such notice.
The Depositary may likewise
terminate the Deposit
Agreement, if at any time 60
days shall have expired after
the Depositary delivered to the
Company a written resignation
notice and if a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement in such
case the Depositary shall mail a
notice of termination to the
Owners of all American
Depositary Shares then
outstanding at least 30 days
prior to the termination date.
On and after the date of
termination, the Owner of
American Depositary Shares
will, upon a surrender of such
American Depositary Shares, b
payment of the fee of the
Depositary for the surrender of
American Depositary Shares
referred to in Section 2.05, and
c payment of any applicable
taxes or governmental charges,
be entitled to delivery, to him,
her or it or upon his, her or its
order, of the amount of
Deposited Securities
represented by those American
Depositary Shares.  If any
American Depositary Shares
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of American
Depositary Shares, shall
suspend the distribution of
dividends to the Owners
thereof, shall not accept
deposits of Shares, and shall
not give any further notices or
perform any further acts under
the Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell rights and
other property as provided in
the Deposit Agreement, and
shall continue to deliver
Deposited Securities, together
with any dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, upon
surrender of American
Depositary Shares after
deducting, in each case, the fee
of the Depositary for the
surrender of American
Depositary Shares, any
expenses for the account of the
Owner of such American
Depositary Shares in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges.
At any time after the expiration
of one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for the pro
rata benefit of the Owners of
American Depositary Shares
that have not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.
After making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds
and other cash after deducting,
in each case, the fee of the
Depositary for the surrender of
American Depositary Shares,
any expenses for the account of
the Owner of such American
Depositary Shares in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges
and except for its obligations to
the Company under
Section 5.08 of the Deposit
Agreement.  Upon the
termination of the Deposit
Agreement, the Company shall
be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnification,
charges, and expenses.

22.	DTC
DIRECT
REGIST
RATIO
N
SYSTE
M AND
PROFIL
E
MODIFI
CATIO
N
SYSTE
M

		a
Notwithstanding anything
contrary in the Deposit
Agreement, the parties
acknowledge that the Direct
Registration System DRS and
Profile Modification System
Profile shall apply to
uncertificated American
Depositary Shares upon
acceptance thereof to DRS by
DTC.  DRS is the system
administered by DTC pursuant
to which the Depositary may
register the ownership of
uncertificated American
Depositary Shares, which
ownership shall be evidenced
by periodic statements issued
by the Depositary to the
Owners entitled thereto.
Profile is a required feature of
DRS which allows a DTC
participant, claiming to act on
behalf of an Owner of
American Depositary Shares,
to direct the Depositary to
register a transfer of those
American Depositary Shares to
DTC or its nominee and to
deliver those American
Depositary Shares to the DTC
account of that DTC participant
without receipt by the
Depositary of prior
authorization from the Owner
to register such transfer.

		b  In connection
with and in accordance with the
arrangements and procedures
relating to DRSProfile, the
parties understand that the
Depositary will not verify,
determine or otherwise
ascertain that the DTC
participant which is claiming to
be acting on behalf of an
Owner in requesting a
registration of transfer and
delivery as described in
subsection a has the actual
authority to act on behalf of the
Owner notwithstanding any
requirements under the
Uniform Commercial Code.
For the avoidance of doubt, the
provisions of Sections 5.03 and
5.08 of the Deposit Agreement
shall apply to the matters
arising from the use of the
DRS.  The parties agree that
the Depositarys reasonable
reliance on and compliance
with instructions received by
the Depositary through the
DRSProfile System and in
accordance with the Deposit
Agreement shall not constitute
negligence or bad faith on the
part of the Depositary.

23.
	S
UBMISS
ION TO
JURISDI
CTION
JURY
TRIAL
WAIVE
R
WAIVE
R OF
IMMUN
ITIES.
            In the Deposit
Agreement, the Company has i
waived personal service of
process upon it and consented
that any service of process in
any suit or proceeding arising
out of or relating to the Shares
or Deposited Securities, the
American Depositary Shares,
the Receipts or the Deposit
Agreement may be made by
certified or registered mail,
return receipt requested,
directed to the Company at its
address last specified for
notices hereunder, and service
so made shall be deemed
completed ten 10 days after the
same shall have been so
mailed, ii consented and
submitted to the jurisdiction of
any state or federal court in the
State of New York in which
any such suit or proceeding
may be instituted, and iii
agreed that service of process
in the manner specified in the
Deposit Agreement shall be
deemed in every respect
effective service of process
upon the Company in any such
suit or proceeding.

		EACH PARTY
TO THE DEPOSIT
AGREEMENT INCLUDING,
FOR AVOIDANCE OF
DOUBT, EACH OWNER
AND HOLDER HEREBY
IRREVOCABLY WAIVES,
TO THE FULLEST EXTENT
PERMITTED BY
APPLICABLE LAW, ANY
RIGHT IT MAY HAVE TO A
TRIAL BY JURY IN ANY
SUIT, ACTION OR
PROCEEDING AGAINST
THE COMPANY ANDOR
THE DEPOSITARY
DIRECTLY OR
INDIRECTLY ARISING OUT
OF OR RELATING TO THE
SHARES OR OTHER
DEPOSITED SECURITIES,
THE AMERICAN
DEPOSITARY SHARES OR
THE RECEIPTS, THE
DEPOSIT AGREEMENT OR
ANY TRANSACTION
CONTEMPLATED HEREIN
OR THEREIN, OR THE
BREACH HEREOF OR
THEREOF, INCLUDING
WITHOUT LIMITATION
ANY QUESTION
REGARDING EXISTENCE,
VALIDITY OR
TERMINATION WHETHER
BASED ON CONTRACT,
TORT OR ANY OTHER
THEORY.

            To the extent
that the Company or any of its
properties, assets or revenues
may have or hereafter become
entitled to, or have attributed to
it, any right of immunity, on
the grounds of sovereignty or
otherwise, from any legal
action, suit or proceeding, from
the giving of any relief in any
respect thereof, from setoff or
counterclaim, from the
jurisdiction of any court, from
service of process, from
attachment upon or prior to
judgment, from attachment in
aid of execution or judgment,
or other legal process or
proceeding for the giving of
any relief or for the
enforcement of any judgment,
in any jurisdiction in which
proceedings may at any time be
commenced, with respect to its
obligations, liabilities or any
other matter under or arising
out of or in connection with the
Shares or Deposited Securities,
the American Depositary
Shares, the Receipts or the
Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby
irrevocably and
unconditionally waives, and
agrees not to plead or claim,
any such immunity and
consents to such relief and
enforcement.

24.
	DISCLO
SURE OF
INTERESTS.
            The Company
may from time to time request
Owners to provide information
as to the capacity in which such
Owners own or owned
American Depositary Shares
and regarding the identity of
any other persons then or
previously interested in such
American Depositary Shares
and the nature of such interest.
 Each Owner agrees to provide
any information requested by
the Company or the Depositary
pursuant to Section 3.04 of the
Deposit Agreement.  The
Depositary agrees to comply
with reasonable written
instructions received from the
Company requesting that the
Depositary forward any such
requests to the Owners and to
forward to the Company any
such responses to such requests
received by the Depositary.  To
the extent that provisions of or
governing any Deposited
Securities or the rules or
regulations of any
governmental authority or
securities exchange or
automated quotation system
may require the disclosure of
beneficial or other ownership
of Deposited Securities, other
Shares and other securities to
the Company or other persons
and may provide for blocking
transfer and voting or other
rights to enforce such
disclosure or limit such
ownership, the Depositary shall
use its reasonable efforts to
comply with the Companys
written instructions in respect
of any such enforcement or
limitation.